Endo International plc Company Update September 28, 2015 ©2015 Endo Pharmaceuticals Inc. All rights reserved. Exhibit 99.2

Forward Looking Statements
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

This presentation contains information relating to the acquisition of Par by Endo that includes or is based on “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as
amended, and Canadian securities legislation. These statements include statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, the expected accretion to earnings resulting from the transaction, expected product approvals and Endo’s plans to operate Par. Forward-looking statements include the information concerning our possible or assumed results of operations. We have tried, whenever possible, to identify such statements by words such as “believes,” “expects,” “anticipates,” “intends,”
“estimates,” “plan,” “projected,” “forecast,” “will,” “may” or similar expressions.  We have based these forward-looking statements on our current expectations of future events. Because these statements reflect our current views concerning future events, these forward-looking statements involve risks and uncertainties. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could differ materially from those expressed in the forward-looking statements contained in this presentation.
Risks and uncertainties include, among other things; that the FDA or other regulatory authorities do not approve any product(s) in the manner desired by Endo on a timely basis, or at all; that there is a material adverse change to Endo; that the integration of  Par’s business into Endo is not as successful as expected; the failure of Endo to achieve the expected financial and commercial results from the transaction;
other business effects, including effects of industry, economic or political conditions outside Endo’s control; transaction costs; the outcome of litigation, actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in Endo’s periodic reports filed with the Securities and Exchange Commission (SEC) and with securities regulators in Canada on the System for Electronic
Document Analysis and Retrieval (SEDAR), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on
Form 10-K. We do not undertake any obligation to update our forward-looking statements after the date of this presentation for any reason, even if new information becomes available or other events occur in the future, except as may be required under applicable securities law.  You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider this to be a complete discussion of all potential risks or uncertainties.

Non-GAAP
Financial Measures
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

This presentation refers to non-GAAP financial measures of Endo, including Adjusted EBITDA, adjusted diluted earnings per ordinary share from continuing operations, adjusted gross margin, adjusted operating expenses, adjusted interest expense and adjusted effective tax rates, and
Adjusted EBITDA for Par Pharmaceutical Holdings, Inc. (Par), all of which  are financial measures that are not prepared in conformity with accounting principles generally accepted in the United States (GAAP). We believe the presentation of Endo’s and Par’s non-GAAP financial measures provides useful supplementary information regarding operational performance because it enhances an investor's overall understanding of the financial performance and prospects for future core business activities by providing a basis for the comparison of results of core business operations between current, past and future periods. Management uses non-GAAP financial measures to prepare operating budgets and forecasts and to measure performance against those budgets and forecasts on a corporate and segment level. Endo also uses non-
GAAP financial measures for evaluating management performance for compensation purposes.  Reconciliations of projected adjusted diluted earnings per share from continuing operations to the nearest comparable GAAP amounts and Adjusted EBITDA to the nearest comparable GAAP amounts have been provided within the appendix at the end of this presentation. We have not provided a quantitative reconciliation of other projected non-GAAP measures described above because not all of the information necessary for quantitative reconciliation is available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections.
Accordingly, we do not believe that reconciling information for such projected figures would be meaningful.
Additional Information
This presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of
Endo.  Endo shareholders should read any filings made by Endo with the SEC in connection with the proposed combination, as they will contain important information. Those documents, if and when filed, as well as Endo's other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Endo's website at endo.com.

Par Pharmaceutical Acquisition:
Compelling Strategic & Financial Rationale
Strategically expands product portfolio, R&D pipeline,
capabilities and long-term growth drivers
Adds extensive range of dosage forms and delivery systems
Focus on specialized, market leading products
Designed to accelerate Endo growth
Double-digit revenue growth over planning horizon, accretive to adjusted diluted EPS, meaningful synergies, increased operating margins
Strong R&D pipeline capable of fueling long-term organic growth
Drives strategic expansion of overall corporate profile, scope, and size, establishing a powerful platform for future M&A
Strong cash flow expected to lead to rapid de-levering back to 3-4x net debt to EBITDA by mid-2016
Aligned with Endo’s strategy of pursuing accretive, value-
creating growth opportunities
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Creates shareholder value and drives benefits for patients & customers
Creates shareholder value and drives benefits for patients & customers

Endo + Par: A Transformational Combination
Company
Long Term
Growth
Drivers
Revenue
(2014)
Adj. EBITDA
(2014)
~2.9bn
~1.3bn
Strong performance
from portfolio
Attractive
R&D
pipeline
Focus on specialized
products with high
adjusted gross
margins
Expansion of branded
and generic portfolio
and R&D pipeline
Continued investment
in M&A and licensing
opportunities
Operational
synergies
Double-digit
growth
Transformative
M&A platform
~$1.2bn
~$434mn
Pro forma 2014
Adj. EBITDA:
~$1.6bn
Employees
~4,500
~1,800
~6,300
Pro forma 2014
Revenue: ~$4.2bn

Qualitest +Par: A Leader in Specialty Generics
Business
Generics
(2014)
Generics R&D
Pipeline
~90 programs
6 ANDAs expected
to be filed in 2015
220 programs
120 filed ANDAs
100 programs in
development
2014 Revenue: ~$1.1bn
(+56% from 2013)
2014 Revenue: ~$1.3bn
(+19% from 2013)
Pro forma 2014
Revenue: ~$2.4bn
Employees
Manufacturing
Facilities
Alabama
North Carolina
New York
Connecticut
California
Michigan
India
~1,750
~1,800
~3,550
Global Manufacturing
and Supply Chain
Operations
~300 programs
~2/3 in alternative dosages
>100 Para IV, FTF or FTM
20-30 new ANDAs / year
~
~

Addition of Par Generics Pipeline:
Driving Near-
and Long-Term Opportunities
Total Pipeline contains 47 potential FTF / FTM opportunities and an opportunity of $42 Billion in market value*
Anticipated Launches and Filings: 2016 –
2019
* Total Pipeline includes potential FTF/FTM opportunities not currently assumed to launch before
2019. Note: market value defined by IMS sales for 12 months ended June 30, 2015
8 FTF
46 Total
2016 & 2017
$8B market value
$16B market value
12 FTF
66 Total
2018 & 2019
$4B market value
$13B market value

2015-2016: Anticipated Product Launches Provide
Near-Term Earnings Visibility
Anticipated
Launch
Product
Brand
Market Value
(~$mm, LTM)
Competitive
Landscape
4Q 2015
Dutasteride
/
Tamsulosin
Jalyn®
$90
FTF
1H 2016
Rivastigmine
Patch*
Exelon®
$600
Multiple strengths
July 2016
Rosuvastatin
Tabs
Crestor®
$5,800
Has TA
Nov 2016
Quetiapine
ER Tabs*
Seroquel®
XR
$1,300
Has TA on all 5 strengths;
FTF on 4 (not 400mg)
Dec 2016
Ezetimibe
Tabs*
Zetia®
$2,000
Approved, FTF
* Partnered Program
Market Value based on IMS Sales Data for last 12 months ended June 30, 2015
Significant FTF launch opportunities in late 2016
drive sales growth in 2016 and 2017

2017-2019: Robust Pipeline to Drive Long-Term Growth
Selected Product Launches
Brand
Market Value
(~$mm, LTM)
Competitive Landscape
Ciprofloxacin
/ Dexmethasone
Ciprodex®
$400
FTF
Adapalene
& Benzoyl Peroxide
Gel 0.1-2.5%
Epiduo®
$350
Limited competition
Amphetamine Salts ER Capsules
Adderal®
$900
Limited competition
Sapropterin
Dihydrochloride
Tabs
Kuvan®
$100
FTF
Everolimus
Tabs
Afinitor®
$900
FTF (except 10mg)
Abiraterone
Tabs*
Zytiga®
$1,100
FTF; 250mg dose
Methylphenidate
HCl
ER Tabs
Concerta®
$150
18, 27, 36 and
54mg
doses
Tolvaptan
Tabs
Samsca®
$100
FTF
Travoprost
Z
Travatan
Z®
$500
Limited competition
>15 Potential FTF Launch Opportunities in 2017 -
2019
* Partnered Program
Market Value based on IMS Sales Data for last 12 months ended June 30, 2015

©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Measure
Q3
2015
Revenues
$720M -
$740M
Adjusted Interest Expenses**
~$95M
Adjusted
Effective Tax Rate
2% to 4%
Weighted Average Diluted Shares Outstanding**
210M
Q3 2015 Financial Guidance (Continuing Operations*)
** NOTE: as discussed around Q2 2015 results, the inclusion of pre-close financing activities related to the acquisition of Par reduces Q3 Adjusted EPS by ~$0.23 cents
* Continuing Operations includes Endo and Par and excludes AMS Women’s Health

©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Measure
Prior 2015
Guidance
Updated 2015
Guidance
Revenues
$2.90B -
$3.00B
$3.22B -
$3.27B
Adjusted Gross Margin
64% to 65%
~64%
Adjusted
Operating Expense to Revenue Ratio
23% to 24%
~21.5%
Adjusted Interest Expenses
~$310M
~$375
Adjusted
Effective Tax Rate
13% to 14%
9%
to 10%
Adjusted Diluted EPS
$4.40 to $4.60
$4.50
to $4.60
Reported (GAAP) EPS
$1.42 to $1.62
$1.81
to $1.91
Weighted Average Diluted Shares Outstanding
~180M
~201M
2015 Financial Guidance (Continuing Operations*)
* Continuing Operations includes Endo and Par and excludes AMS Women’s Health

2016 Financial Guidance (Continuing Operations*)
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

In 2016, Endo is strongly positioned for:
Double-digit revenue growth across our business
Strong and rapid synergy capture from the Par acquisition
Continued progression and execution of tax strategy
Robust cash flow generation and continued, rapid de-levering enabling continued execution of strategic M&A
2016: Estimated Adjusted Diluted EPS of $5.85 to $6.15
2016: Estimated Adjusted Diluted EPS of $5.85 to $6.15
* Continuing Operations includes Endo and Par and excludes AMS Women’s Health

Appendix ©2015 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures
Lower End of Range
Upper End of Range
Projected GAAP diluted earnings per ordinary share from continuing operations
$1.81
$1.91
Upfront and milestone-related payments to partners
$0.06
$0.06
Amortization of commercial intangible assets and fair value inventory step-up
$3.06
$3.06
Acquisition related, integration and restructuring charges and certain excess costs that will be eliminated pursuant to integration plans
$1.10
$1.10
Asset Impairment Charges
$0.42
$0.42
Charges for litigation and other legal matters
$0.11
$0.11
Interest expense adjustment for non-cash interest related to our 1.75% Convertible
Senior Subordinated Notes and other treasury related items
$0.01
$0.01
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of acquisitions
($2.07)
($2.07)
Projected Adjusted diluted earnings per ordinary share from continuing operations
$4.50
$4.60
The Company's guidance is being issued based on certain assumptions including:
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Reconciliation of Projected GAAP Diluted Earnings Per Share from Continuing Operations to Adjusted Diluted Earnings
Per Share from Continuing Operations Guidance for the Year Ending December 31, 2015
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of September 28, 2015
•Projected GAAP diluted earnings per ordinary share from continuing operations amounts do not include the impact of Par purchase accounting and other one-time charges associated with the closing of the Par transaction.

Reconciliation of Non-GAAP Measures
Lower End of Range
Upper End of Range
Projected GAAP diluted earnings per ordinary share from continuing operations
$2.98
$3.28
Upfront and milestone-related payments to partners
$0.01
$0.01
Amortization of commercial intangible assets and fair value inventory step-up
$2.08
$2.08
Acquisition related, integration and restructuring charges
$0.03
$0.03
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of acquisitions
$0.75
$0.75
Projected Adjusted diluted earnings per ordinary share from continuing operations
$5.85
$6.15
The Company's guidance is being issued based on certain assumptions including:
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Reconciliation of Projected GAAP Diluted Earnings Per Share from Continuing Operations to Adjusted Diluted Earnings Per
Share from Continuing Operations Guidance for the Year Ending December 31, 2016
•Certain
of
the
above
amounts
are
based
on
estimates
and
there
can
be
no
assurance
that
Endo
will
achieve
these
results
•Includes
all
completed
business
development
transactions
as
of
September
28,
2015
•Projected
GAAP
diluted
earnings
per
ordinary
share
from
continuing
operations
amounts
do
not
include
the
impact
of
Par
purchase
accounting
and
other
one-time
charges
associated
with
the
closing
of
the
Par
transaction.

Reconciliation of Non-GAAP Measures
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Par Pharmaceuticals
Adjusted EBITDA, Reconciliation Table
for the Year Ending December 31, 2014
Statement of Operations Data:
(Successor)
(Unaudited)
($ in Thousands)
($105,517)
108,409
(72,993)
and
amortization
213,564
-up(a)
9,031
152,494
90,107
4,269
5,413
7,461
146,934
3,042
7,136
3,989
i)
8,678
4,000
281
$433,804

Reconciliation of Non-GAAP Measures
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

(a)
Represents the charge associated with acquisitions for acquired inventory which was increased to its estimated selling price, less the cost of disposal and a reasonable profit allowance for the selling effort (the “inventory step-up”), as required under GAAP. The inventory step-up was recognized into earnings based on normal inventory turns and resulted in costs above standard post-acquisition costs.
(b)
In 2014, we recorded an incremental provision of $91.0 million related to the settlement of omeprazole/sodium bicarbonate patent litigation for $100.0 million. During 2014, we also received an arbitration award of approximately $0.9 million from a former partner related to a discontinued project.
(c)
Consists of external legal costs incurred in conjunction with our defense of the actions brought by various states and the Department of Justice (the “DOJ”) as it relates to the average wholesale price (“AWP”)  litigation and the promotional practices of Par Specialty’s marketing of Megace® ES.
(d)
In 2014, subsequent to the Par Sterile acquisition, we eliminated 25 redundant positions within Par Pharmaceutical and accrued severance and other employee-related costs for those employees affected by the workforce reduction. Additionally, due to a change in our product development strategy, we eliminated 36 redundant positions within our
Irvine location and accrued severance and other employee-related costs for these employees affected by the workforce reduction.
(e)
Consists of transaction-related expenses incurred in connection with the acquisition of Anchen Incorporated and its subsidiary Anchen Pharmaceuticals, Inc. (collectively,
“Anchen”), Par Formulations and Par Sterile as well as transaction-related expenses incurred in connection with the Merger and related transactions.
(f)
During the year ended December 31, 2014 we recorded intangible asset impairments totaling approximately $146.9 million related to an adjustment to the forecasted operating results for two in-process research and development (“IPR&D”) intangible asset groups and eight Par Pharmaceutical segment products compared to their originally forecasted operating results at date of acquisition, inclusive of one discontinued product, one partially impaired product primarily due to the contract ending with the partner and a partially impaired IPR&D project from the Par Sterile acquisition due to an adverse court ruling pertaining to related patent litigation. The estimated fair values of the assets were determined by completing updated discounted cash flow models.
(g)
We recognized a loss on the sale of product rights of $3.0 million during the fiscal year ended December 31, 2014, related to the sale of multiple ANDAs.
(h)
In February 2014, in conjunction with our acquisition of Par Sterile, we amended certain senior facilities. In accordance with the applicable accounting guidance for debt modifications and extinguishments, approximately $4.0 million of the existing unamortized deferred financing costs were written off in connection with this repricing.
(i)
Represents the non-cash expense associated with stock-based compensation awards issued to various executive and non-executive employees.
(j)
In connection with the Merger and related transactions, we entered into a management services agreement with an affiliate of TPG (the “Manager”) pursuant to such agreement, and in exchange for on-going consulting and management advisory services, the Manager receives an annual monitoring fee paid quarterly equal to 1% of EBITDA as defined under the credit agreement for the Senior Credit Facilities. There is an annual cap of $4.0 million for this fee. The Manager also receives reimbursement for out-of-
pocket expenses incurred in connection with services provided pursuant to the agreement. We recorded an expense of $4.0 million for consulting and management advisory service fees and out-of-pocket expenses in the year ended December 31, 2014.
(k)
Other includes costs associated with our corporate integrity agreement and additional pharmaceutical manufacturer’s fee charges recorded under PPACA due to final IRS regulations issued in 2014.

Reconciliation of Non-GAAP Measures
©2015 Endo Pharmaceuticals Inc.  All rights reserved.

Endo International plc
Adjusted EBITDA, Reconciliation Table
for the Year Ending December 31, 2014
Statement of Operations Data:
(Unaudited)
($ in Thousands)
Net loss attributable to Endo International plc
$           (721,319)
Income tax
(401,840)
Interest expense, net
227,115
Depreciation and amortization
331,651
Inventory step-up
65,582
EBITDA
(498,811)
Other (income) expense, net
(30,174)
Loss on extinguishment of debt
31,817
Stock-based compensation
32,671
Asset impairment charges
22,542
Acquisition-related and integration items
85,534
Certain litigation-related charges, net
1,346,444
Upfront and milestone payments to partners
51,774
Cost reduction initiatives
29,525
Other charges
34,972
Discontinued operations, net of tax
(5,677)
Net income attributable to noncontrolling interests
3,135
Excise tax
54,300
Adjusted EBITDA
$          1,158,052

©2015 Endo Pharmaceuticals Inc. All rights reserved. Endo International plc Company Update September 28, 2015